UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 20, 2021

AINOS, INC
(Exact name of registrant as specified in its charter)

Texas	0-20791	75-1974352
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8880 Rio San Diego Drive, Ste. 800, San Diego, CA 92108 (858) 869-2986
(Address and telephone number, including area code, of registrant's principal executive offices)

AMARILLO BIOSCIENCES, INC.

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03(a) Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The Board of Directors of the Company approved the following amendment to Article II, Section 10 of the Company’s Bylaws effective August 20, 2021:

“Section 10. Compensation. The Board of Directors may provide for the compensation to members of the Board of Directors upon the recommendation of its Compensation Committee and in accordance with its Compensation Policies; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.” (emphasis added)

Prior to the amendment, Article II, Section 10 of the Company’s Bylaws provided as follows:

“Section 10. Compensation. Directors as such shall not receive any stated salary for their services, but by resolution of the Board a fixed sum and expense of attendance, if any, may be allowed for attendance at such regular or special meetings of the Board; provided, that nothing contained herein shall be construed to preclude any director from serving the Corporation in any other capacity or receiving compensation therefor.”

Additionally, the Board of Directors of the Company approved an administrative amendment to the Company’s Bylaws replacing the Company’s former corporate name, “AMARILLO CELL CULTURE COMPANY, INCORPORATED” to the Company’s current corporate name “Ainos, Inc.”

Item 5.05(a) Amendments to the Registrant’s Code of Ethics, or Waiver of a Provision of the Code of Ethics.

The Board of Directors of the Company adopted an amended Code of Ethics and Business Conduct (the “Code”), which governs the conduct of all directors, executive officers and employees of the Company. The amended Code is effective August 20, 2021, and does not result in any waiver with respect to any officer, director or employee of the Company from any provision of the Code as in effect prior to the Board’s action to amend the Code. The full text of the Code is filed herewith as Exhibit 14.1.

Item 9.01 Financial Statements and Exhibits.

The following exhibits are filed as part of this report:

(d) Exhibits

Exhibit No.

14.1	Code of Business Conduct and Ethics, effective August 20, 2021

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Ainos, Inc.

Date: August 26, 2021	By:	/s/ Chun-Hsien Tsai
Name: Chun-Hsien Tsai
Title: Chief Executive Officer

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EXHIBIT INDEX

Exhibit No.	Description
14.1	Code of Business Conduct and Ethics, effective August 20, 2021

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